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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 22, 2004
                                                  --------------------------

                                  ZANNWELL INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Nevada                         0-49672                   88-0408213
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                         Identification No.)


              1549 N. LEROY STREET, SUITE D-1000, FENTON, MI 48430
              ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


Registrant's telephone number, including area code:    (810) 714-2978

                            USA TELCOM INTERNATIONALE
              2620 S. MARYLAND AVE., SUITE 14, LAS VEGAS, NV 89109
              ----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On June 22, 2004, we dismissed Beckstead & Watts, LLP as our independent accountants, and we have engaged Malone & Bailey, PLLC as our independent accountants.

      The reports of Beckstead & Watts, LLP on our financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change accountants from Beckstead & Watts, LLP to Malone & Bailey, PLLC was approved by our board of directors.

      During our fiscal years ended December 31, 2002 and 2003 and the subsequent interim period through June 22, 2004, the date of the dismissal of Beckstead & Watts, LLP, we did not have any disagreement with Beckstead & Watts, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      During that time, there were no "reportable events" as set forth in Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission.

      We engaged Malone & Bailey, PLLC on June 22, 2004. We had not consulted Malone & Bailey, PLLC regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

      We have provided Beckstead & Watts, LLP with a copy of this report prior to its filing with the Commission, and we have requested that Beckstead & Watts to furnish a letter addressed to the Commission stating whether it agrees with the statements made by us in this report and if not, stating the respects in which it does not agree. Beckstead & Watts has provided a letter to us, dated June 28, 2004 and addressed to the Commission, which is attached hereto as
Exhibit 16.1 and is hereby incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

         Not applicable.


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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

             Exhibit 16.1          Letter on change in certifying accountant

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZANNWELL INC.
                                  (Registrant)

Date:  July 8, 2004               By: /s/ Robert C. Simpson
                                      ----------------------------
                                      Robert C. Simpson, President



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